SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

GENUS, INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.

          (1)  Title  of  each class of securities to which transaction applies:

               -----------------------------------------------------------------
          (2)  Aggregate  number  of  securities  to  which transaction applies:

               -----------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

               -----------------------------------------------------------------
          (4)  Proposed  maximum  aggregate  value  of  transaction:

               -----------------------------------------------------------------
          (5)  Total  fee  paid:

               -----------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.
[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount  Previously  Paid:
                                        ----------------------------------------
          (2)  Form, Schedule or Registration Statement No.:
                                                            --------------------
          (3)  Filing Party:
                            ----------------------------------------------------
          (4)  Date Filed:
                          ------------------------------------------------------

                                   GENUS, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 12, 2003


TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Genus, Inc. (the "Company") will be held on Thursday, June 12, 2003 at 10:00 a.m., local time, at the Company's principal executive offices located at 1139 Karlstad Drive, Sunnyvale, California 94089, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2.   To  approve  an  amendment  to  the 1989 Employee Stock Purchase Plan.

     3.   To  approve  an  amendment  to  the  2000  Stock  Plan.

     4. To approve an amendment to each of the 1989 Employee Stock Purchase Plan and the 2000 Stock Plan to provide for an annual increase in the number of shares of Common Stock reserved thereunder.

     5. To approve the amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of Company Common Stock available for issuance from 50,000,000 shares to 100,000,000 shares.

     6. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company's financial statements for the fiscal year ending December 31, 2003.

     7. To transact such other business as may properly come before the meeting or any adjournment thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on April 15, 2003 are entitled to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the self-addressed stamped envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.


                                       THE BOARD OF DIRECTORS

                                       WILLIAM W.R. ELDER
                                       Chairman of the Board, President and
                                       Chief Executive Officer

Sunnyvale, California
April 24, 2003

                                TABLE OF CONTENTS
                                -----------------

Information Concerning Solicitation and Voting. . . . . . . . . . . . . . . . . . . . . . . . . . .   1

Proposal One: Election of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

Audit Committee Report. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

Executive Officer Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

Compensation Committee Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

Proposal Two: Amendment to the 1989 Employee Stock Purchase Plan. . . . . . . . . . . . . . . . . .  15

Proposal Three: Amendment to the 2000 Stock Plan. . . . . . . . . . . . . . . . . . . . . . . . . .  18

Proposal Four:  Amendments to each of the 1989 Employee Stock Purchase Plan and the 2000 Stock Plan  22

Proposal Five: Amendment to the Amended and Restated Articles of Incorporation. . . . . . . . . . .  24

Proposal Six:  Ratify Appointment of Independent Accountants. . . . . . . . . . . . . . . . . . . .  26

                                   GENUS, INC.

           PROXY STATEMENT FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS

     The enclosed Proxy is solicited on behalf of the Board of Directors of Genus, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, June 12, 2003 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices located at 1139 Karlstad Drive in Sunnyvale, California 94089. The Company's telephone number at that location is (408) 747-7120.
     These proxy solicitation materials were mailed on or about April 28, 2003 to all shareholders entitled to vote at the meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD  DATE  AND  SHARE  OWNERSHIP

     Shareholders of record at the close of business on April 15, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 28,945,409 shares of the Company's common stock, no par value, were issued and outstanding.

VOTING

     Each share of common stock outstanding on the Record Date is entitled to one vote. In addition, each shareholder on the Record Date, or his or her proxy, may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than five candidates. No shareholder or proxy, however, shall be entitled to cumulate votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate votes. If any shareholder gives such notice, all shareholders may cumulate their votes for candidates in nomination.

QUORUM;  ABSTENTIONS;  BROKER  NON-VOTES

     The affirmative vote of a majority of the Votes Cast will be required under California law to approve the proposals (other than proposal 5, which requires the affirmative vote of a majority of the outstanding shares) in this Proxy Statement. For this purpose, the "Votes Cast" are defined under California law to be the shares of the Company's common stock represented and "voting" at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal.

     While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal.

REVOCABILITY  OF  PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Shum Mukherjee, Chief Financial Officer) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by Genus, Inc. on behalf of the Board of Directors for the 2003 Annual
Meeting of Shareholders. The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or facsimile. The Company has engaged Georgeson Shareholder Co. to assist with the solicitation of proxies for the 2003 Annual Meeting of Shareholders. The Company expects the engagement of Georgeson Shareholder Co. to cost approximately $20,000.

DEADLINE  FOR  RECEIPT  OF  SHAREHOLDER  PROPOSALS

     Shareholders who intend to present a proposal for inclusion in the Company's proxy materials for the 2004 Annual Meeting of Shareholders must submit the proposal to the Company no later than December 31, 2003. Additionally, shareholders who intend to present a proposal at the 2004 Annual Meeting of Shareholders without inclusion of such proposal in the Company's proxy materials for the 2004 Annual Meeting must provide notice of such proposal to the Company no later than December 31, 2003. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's common stock as of March 31, 2003 by (i) each of the Company's directors, (ii) each executive officer named in the Summary Compensation Table appearing herein, (iii) all directors and executive officers of the Company as a group, and (iv) each person known by the Company to beneficially own more than 5% of the Company's common stock:


                                                                NUMBER OF     PERCENT OF
          NAME AND ADDRESS OF BENEFICIAL OWNER**                SHARES(1)      CLASS(2)
------------------------------------------------------------  --------------  -----------
William W.R. Elder . . . . . . . . . . . . . . . . . . . . .     803,296 (3)      2.7%
Thomas E. Seidel . . . . . . . . . . . . . . . . . . . . . .     248,546 (4)       *
Mario M. Rosati. . . . . . . . . . . . . . . . . . . . . . .      26,360 (5)       *
G. Frederick Forsyth . . . . . . . . . . . . . . . . . . . .      25,625 (6)       *
Todd S. Myhre. . . . . . . . . . . . . . . . . . . . . . . .      98,160 (7)       *
George D. Wells. . . . . . . . . . . . . . . . . . . . . . .       30,744(8)       *
Robert J. Richardson . . . . . . . . . . . . . . . . . . . .       20,625(9)       *
Edward C. Lee. . . . . . . . . . . . . . . . . . . . . . . .     80,445 (10)       *
RS Investment Management Co. LLC and G. Randall Hecht   .     1,839,750 (11)      6.0%
Shum Mukherjee . . . . . . . . . . . . . . . . . . . . . . .     95,894 (12)       *
Werner Rust. . . . . . . . . . . . . . . . . . . . . . . . .     61,055 (13)       *

All directors and executive officers as a group (10 persons)  1,490,750 (14)      4.9%

*  Less  than  1%.

** Except as indicated otherwise, the address is: c/o Genus, Inc., 1139 Karlstad Drive, Sunnyvale, CA 94089.


                                        2

(1) Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) Applicable percentage ownership is based on 28,943,409 shares of common stock outstanding as of February 28, 2003 together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares. Shares of common stock subject to the options currently exercisable, or exercisable within 60 days of March 31, 2003, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

(3) Consists of 339,350 shares held by William W.R. Elder and Gloria S. Elder, and of options to purchase 463,946 shares of common stock exercisable within 60 days of March 31, 2003.

(4) Consists of 29,888 shares of common stock held by Mr. Seidel and of options to purchase 218,658 shares of common stock exercisable within 60 days of March 31, 2003.

(5) Consists of 3,500 shares of common stock held by Mr. Rosati, of 1,500 shares of common stock held by Mario Rosati Trust, of options to purchase 20,625 shares of common stock exercisable within 60 days of March 31, 2003, and of 735 shares held by Mr. Rosati through his proportionate partnership interest in WS Investment Company holdings.

(6) Consists of Mr. Forsyth's options to purchase 25,625 shares of common stock exercisable within 60 days of March 31, 2003.

(7) Consists of 22,535 shares of common stock held by Mr. Myhre and of options to purchase 75,625 shares of common stock exercisable within 60 days of March 31, 2003.

(8) Consists of 10,119 shares of common stock held by Mr. Wells and options to purchase 20,625 shares of common stock exercisable within 60 days of March 31, 2003.

(9) Consists of Mr. Richardson's options to purchase 20,625 shares of common stock exercisable within 60 days of March 31, 2003.

(10) Consists of 3,000 shares of common stock held by Mr. Lee and options to purchase 77,445 shares of common stock exercisable within 60 days of March 31, 2003.

(11) Based on the Form 13G filing of February 14, 2003, 1,839,750 shares of common stock are beneficially owned by RS Investment Management Co. LLC which is the parent company of registered investment advisers whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares. G. Randall Hecht is a control person of RS Investment Management Co. LLC and shares beneficial ownership of these shares.

(12) Consists of 11,005 shares of common stock held by Mr. Mukherjee and options to purchase 84,889 shares of common stock exercisable within 60 days of March 31, 2003.

(13) Consists of 10,000 shares of common stock held by Mr. Rust and options to purchase 51,055 shares of common stock exercisable within 60 days of March 31, 2003.

(14) Consists of shares held and of options to purchase common stock exercisable within 60 days of March 31, 2003.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS


NOMINEES

     The Company's Bylaws provide for a variable board of four to seven directors, with the number (as of April 11, 2003) fixed at five. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     The names of the nominees, and certain information about them, are set forth below.

                                                                        DIRECTOR
  NAME OF NOMINEE     AGE             PRINCIPAL OCCUPATION               SINCE
--------------------  ---  -------------------------------------------  --------
William W.R. Elder     64  Executive Officer of the Company               1981
                           Chairman of the Board, President and Chief

Todd S. Myhre          58  President and CEO of Ybrain.com                1994

G. Frederick Forsyth   58  President and CEO of NewRoads, Inc.            1996

Mario M. Rosati        56  Member of Wilson Sonsini Goodrich & Rosati,    1981
                           Professional Corporation

Robert J. Richardson   57  Business Consultant                            2000

     Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There are no family relationships among any directors or executive officers of the Company.

     William W.R. Elder was a founder of Genus and is our Chairman of the Board, President and our Chief Executive Officer. From October 1996 to April 1998, Dr. Elder served only as Chairman of the Board. From April 1990 to September 1996, Dr. Elder was Chairman of the Board, President and Chief Executive Officer of the Company. From November 1981 to April 1990, Dr. Elder was President and a director of the Company.

     Mario M. Rosati has served as a director since our inception in November 1981. He has been a member of the law firm Wilson Sonsini Goodrich & Rosati, Professional Corporation, general counsel to the Company, since 1971. Mr. Rosati is also a director of Aehr Test Systems, a manufacturer of computer hardware testing systems, Sanmina-SCI Corporation, an electronics contract manufacturer, Symyx Technologies, Inc., a combinatorial materials science company, The Management Network Group, Inc., a management consulting firm focused on the telecommunications industry, interWAVE Communications International Ltd., a provider of compact mobile wireless network systems solutions in the Global System for Mobile Communications (GSM) markets, and Vivus, a specialty pharmaceutical company, all publicly-held companies. He is also a director of a number of privately held companies.

     Todd S. Myhre has served as a director since August 1993. Since September 1999, he served as Chief Executive Officer and a Board member for Ybrain.com, an eCommerce company focused on the college student market. From February 1998 to

August 1999 and from September 1995 to January 1996, he served as President, Chief Executive Officer, and a Board member of GameTech International, an electronic gaming manufacturer. From January 1996 to January 1998, Mr Myhre was an international business consultant. From January 1993 to December 1994, from August 1993 to December 1993, and from July 1994 to August 1995, Mr. Myhre served as Chief Financial Officer of the Company, Vice President and Chief Operating Officer of the Company, and President and Chief Operating Officer of the Company, respectively.

     G. Frederick Forsyth has served as a director since February 1996. Since May 2000, Mr. Forsyth has served as the President and CEO of NewRoads, Inc. From March 1999 to May 2000, Mr. Forsyth served as President, Systems Engineering and Services of Solectron Corp. From August 1997 to March 1999, Mr. Forsyth served as President, Professional Products Division of Iomega, Inc. From June 1989 to February 1997, Mr. Forsyth was associated with Apple Computer, Inc., a personal computer manufacturer, in various senior management positions, most recently as Senior Vice President and General Manager, Macintosh Product Group.

     Robert J. Richardson has served as a director since March 2000. Mr. Richardson has served as a semiconductor industry consultant from January 2000 to now. From November 1997 to January 2000, Mr. Richardson served as Chairman, Chief Executive Officer and President of Unitrode Corporation. From June 1992 to November 1997, he served in various positions at Silicon Valley Group, Inc. including President Lithography Systems, President Track Systems Division, and Corporate Vice-President New Business Development and Marketing. From October 1988 to June 1992, Mr. Richardson was President and General Manager, Santa Cruz Division at Plantronics, Inc.

VOTE  REQUIRED

     The five nominees receiving the highest number of affirmative votes of the Votes Cast will be elected as directors of the Company for the ensuing year.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES.

BOARD  MEETINGS  AND  COMMITTEES

     The Board of Directors of the Company held a total of 6 meetings during the year ended December 31, 2002. The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating Committee.

     During the year ended December 31, 2002, and as of April 14, 2003, the Compensation Committee of the Board of Directors, consisting of directors George Wells, Todd Myhre and Mario Rosati, held 3 meetings. The Compensation Committee makes recommendations to the Board of Directors regarding the Company's executive compensation policy. See "Compensation Committee Report on Executive Compensation."

     During the year ended December 31, 2002, and as of April 14, 2003, the Audit Committee of the Board of Directors, consisting of Todd Myhre, G. Frederick Forsyth, and Robert Richardson, held 6 meetings. The Audit Committee oversees the Company's accounting and financial reporting process. See the "Audit Committee Report" and the Audit Committee Charter attached hereto as Appendix A.

The Nominating Committee of the Board of Directors, consisting of G. Frederick Forsyth and Robert Richardson, was initiated on August 7, 2002. The Nominating Committee held its first meeting on April 11, 2003.

     No director serving in the year ended December 31, 2002 attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board on which he or she serves.

DIRECTOR  COMPENSATION

     The Company currently pays to its directors who are not employees a fee of $2,000 per meeting and $1,000 per telephonic meeting. In addition, the Company pays non-employee members of the board an annual fee of $15,000. The Company also reimburses directors for reasonable expenses incurred in attending meetings. Annual option grants to the directors are discretionary under the Company's 2000 Stock Plan. Options issued to directors are fully vested upon the date of grant.


                             AUDIT COMMITTEE REPORT(1)

     The Audit Committee of the board of directors of Genus, Inc. serves as representatives of the board for general oversight of Genus' financial accounting and reporting system of internal control, audit process and process for monitoring compliance with laws and regulations. The Audit Committee, consisting of Myhre, Forsyth and Richardson, held 4 meetings in fiscal year 2002. Each member is an independent director in accordance with the NASDAQ National Market Audit Committee requirements. The Audit Committee evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of the Company's financial affairs.

     Genus management has primary responsibility for preparing Genus' financial statements and for Genus' financial reporting process. Genus' independent auditors, PricewaterhouseCoopers LLP ("PwC"), are responsible for expressing an opinion on the conformality of Genus' audited financial statements to generally accepted accounting principles. The Audit Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2002. PwC issued their unqualified report dated February 7, 2003 on the Company's financial statements.

     The Audit Committee has also discussed with PwC the matters required to be discussed by AICPA Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit committee has also received the written disclosures and letter from PwC required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has conducted a discussion with PwC relative to its independence. The Audit Committee has considered whether PwC's provision of non-audit services is compatible with its independence. The Audit Committee has an Audit Committee Charter. A copy of the charter is attached hereto as Appendix A.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of Genus, Inc. that the Company's audited financial statements for the fiscal year ended December 31, 2002 be included in the Annual Report on Form 10-K.

                              Respectfully submitted by:

                              Todd S. Myhre, Chairman, Audit Committee
                              G. Frederick Forsyth, Member, Audit Committee Robert J. Richardson, Member, Audit Committee

---------------
     (1) The information regarding the Audit Committee is not "soliciting" material and is not deemed "filed" with the SEC, and is not incorporated by reference into any filings of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

AUDIT FEES

     The following table sets forth the aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for the following services during fiscal 2002:


             DESCRIPTION OF SERVICES
             -----------------------

     Audit fees (1) . . . . . . . . . . . . .    $ 312,450
     Financial information system design
      and implementation fees . . . . . . . .            0
     All other fees (2) . . . . . . . . . . .    $  79,150
          Total . . . . . . . . . . . . . . .    $ 391,600
                                                 =========

(1) Represents the aggregate fees billed or to be billed for professional services rendered for the audit of our 2002 annual financial statements and for the review of the financial statements included in our quarterly reports during such period.

(2) Other fees comprise of $50,750 for audit related work done in connection with the private placements of stock, secondary offerings and proposed transactions, as well as $28,400 for income tax compliance work.

     The Company's Audit Committee has considered the provision of the services described in footnote (2) above and deems such services are compatible with the maintenance of the independent status of PricewaterhouseCoopers LLP.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     In 2002 the Company paid legal fees and expenses to Wilson Sonsini Goodrich & Rosati, Professional Corporation, general counsel to the Company. The amounts paid by the Company to Wilson Sonsini Goodrich & Rosati were less than 5% of the law firm's total gross revenues for its last completed fiscal year. Mario M. Rosati, a director and Secretary of the Company, is a member of the law firm of Wilson Sonsini Goodrich & Rosati.

INDEBTEDNESS OF MANAGEMENT

     On January 24, 2001, Dr. William W. R. Elder, the President and Chief Executive Officer of Genus, received a promissory note from the Company for the principal sum of $151,500. This note bears interest at the rate of 8% compounded annually and is due in full on January 24, 2004, unless pre-paid on an earlier date. The funds were used by Dr. Elder to exercise options for 50,000 shares of common stock of the Company. This transaction was reported on a Form 4 to the Securities and Exchange Commission in 2001.

SECTION  16(a)  REPORTS

      Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2002.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY  COMPENSATION  TABLE

     The following table discloses compensation received by the Company's Chief Executive Officer and the other most highly compensated executive officers of the Company (the "Named Executive Officers") for the three fiscal years ended December 31, 2002, 2001 and 2000:

                                                                                          LONG TERM COMPENSATION
                                                                                                  AWARDS
                                                                                     -------------------------------
                                                     ANNUAL COMPENSATION              SECURITIES
                                           ----------------------------------------   UNDERLYING
                                   FISCAL                            OTHER ANNUAL       OPTIONS        ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR   SALARY ($)  BONUS ($)   COMPENSATION ($)  (# OF SHARES)  COMPENSATION ($)
---------------------------------  ------  ----------  ----------  ----------------  -------------  ----------------
William W.R. Elder . . . . . . . .   2002     288,000          0                 0         186,000         25,437(2)
  Chairman of the Board,             2001     330,000          0                 0          50,000        18,460 (3)
  President and Chief Executive      2000     330,000  31,000 (1)                0          50,000        13,650 (4)
  Officer



Thomas E. Seidel, Ph.D.. . . . . .   2002     180,800          0                 0         115,000         22,373(5)
  Executive Vice President and       2001     218,532          0                 0               0         24,421(6)
  Chief Technical Officer            2000     240,000          0                 0          30,000        11,671 (7)



Edward Lee . . . . . . . . . . . .   2002     161,500          0                 0          84,000         13,184(8)
Executive Vice President, Advance    2001     175,632          0                 0          25,000         13,239(9)
Technology                           2000      71,453     10,000                 0               0                0


Shum Mukherjee . . . . . . . . . .   2002     192,000     75,000                 0         108,000        17,089(10)
Chief Financial Officer              2001      48,000     25,000                 0         100,000        3,237 (11)
                                     2000         N/A        N/A               N/A             N/A              N/A


Werner Rust. . . . . . . . . . . .   2002     153,000          0         50,000(12)         84,000        18,696(13)
  Executive Vice President,          2001      15,692          0                 0          50,000        1,747 (14)
  Worldwide Sales &                  2000         N/A        N/A               N/A             N/A              N/A
  Marketing

(1)  Bonus paid to Dr. Elder for meeting 2000 objectives.

(2) Consists of insurance premium of $4,245 for a life insurance policy, car allowance of $15,747, and matched 401(k) contribution of $5,445.

(3) Consists of insurance premiums of $4,910 for a group term life insurance policy, the proceeds of which were payable to Mr. Elder's named beneficiaries, CPA services allowance of $3,150, life insurance premium of $5,625, and matched 401(k) contribution of $4,775.

(4) Consists of insurance premiums of $10,950 for a group term life insurance policy, the proceeds of which were payable to Dr. Elder's named beneficiaries, and matched 401(k) contribution of $2,700.


                                        8

(5) Consists of insurance premium of $4,949 for a life insurance policy, car allowance of $12,000, and matched 401(k) contribution of $5,424.

(6) Consists of insurance premiums of $6,096 for a group term life insurance policy, the proceeds of which were payable to Dr. Seidel's named beneficiaries, CPA services allowance of $1,075, car allowance of $12,000, and matched 401(k) contribution of $5,250.

(7) Consists of insurance premiums of $6,571 for a group term life insurance policy, the proceeds of which were payable to Dr. Seidel's named beneficiaries, and matched 401(k) contribution of $5,100.

(8) Consists of insurance premium of $781 for a life insurance policy, car allowance of $12,000, and matched 401(k) contribution of $403.

(9) Consists of insurance premiums of $839 for a group term life insurance policy, the proceeds of which were payable to Mr. Lee's named beneficiaries, and car allowance of $12,400.

(10) Consists of insurance premium of $949 for a life insurance policy, car allowance of $12,000, and matched 401(k) contribution of $4,140.

(11) Consists of insurance premiums of $237 for a group term life insurance policy, the proceeds of which were payable to Mr. Mukherjee's named beneficiaries, and car allowance of $3,000.

(12) Commission paid to Mr. Rust for meeting 2002 sales objectives.

(13) Consists of insurance premium of $2,106 for a life insurance policy, car allowance of $12,000, and matched 401(k) contribution of $4,590.

(14) Consists of insurance premiums of $114 for a group term life insurance policy, the proceeds of which were payable to Mr. Rust's named beneficiaries, car allowance of $1,250, and matched 401(k) contribution of $383.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The  following  table  provides information on option grants made in fiscal
2002 to Named Executive Officers. No Stock Appreciation Rights ("SARs") were granted.

                                 INDIVIDUAL GRANTS
                      --------------------------------------
                                  % OF TOTAL                               POTENTIAL REALIZABLE VALUE
                      NUMBER OF     OPTIONS                                 AT ASSUMED ANNUAL RATES
                      SECURITIES  GRANTED TO                                     OF STOCK PRICE
                      UNDERLYING   EMPLOYEES     EXERCISE                   APPRECIATION FOR OPTION
                       OPTIONS     IN FISCAL     PRICE PER    EXPIRATION            TERM (3)
NAME                   GRANTED     YEAR (1)    SHARE ($)(2)      DATE         5% ($)        10% ($)
--------------------  ----------  -----------  -------------  ----------  --------------  -----------
William W.R. Elder . .   100,000       11.42%  $        2.56    06/19/07  $       71,000  $   156,000
                          86,000               $        1.29    10/25/07  $       30,960  $    67,940
Thomas E. Seidel . . .    50,000        7.06%  $        2.56    06/19/07  $       35,500  $    78,000
                          65,000               $        1.29    10/25/07  $       23,400  $    51,350
Shum Mukherjee . . . .    50,000        6.63%  $        2.63    01/31/07  $       36,500  $    80,500
                          58,000               $        1.29    10/25/07  $       20,880  $    45,820
Werner Rust. . . . . .    50,000        5.16%  $        2.63    01/31/07  $       36,500  $    80,500
                          34,000               $        1.29    10/25/07  $       12,240  $    26,860
Edward Lee . . . . . .    50,000        5.16%  $        2.63    01/31/07  $        6,500  $    80,500
                          34,000               $        1.29    10/25/07  $       12,240  $    26,860

(1) Based on an aggregate of 1,628,721 options granted to all employees (including employees at Korea and Japan subsidiaries) during fiscal year 2002. Options granted in fiscal year 2002 expire in 2007 and typically vest monthly over three years commencing one month after the date of grant.

(2) All options were granted at an exercise price equal to the fair market value based on the closing market value of common stock on the Nasdaq National Market on the date of grant with the exception of those options that were repriced as disclosed.

(3) Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (five years) at the annual rate specified (5% and 10%). This assumption is based on SEC rules and does not necessarily represent the expected rate of appreciation.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides information on option exercises in fiscal 2002 by the Named Executive Officers and the number and value of such officers' unexercised options at December 31, 2002. No SARs have been granted.

                                                                         VALUE OF
                                                                       UNEXERCISED
                                               NUMBER OF UNEXERCISED      IN-THE-      DECEMBER
                       SHARES       VALUE       OPTIONS DECEMBER 31,      MONEY        31, 2002
                    ACQUIRED ON    REALIZED             2002            OPTIONS AT      ($)(2)
                                              -----------------------
                                                           UNEXERCIS-                 UNEXERCIS-
NAME                EXERCISE (#)   ($) (1)    EXERCISABLE     ABLE     EXERCISABLE       ABLE
------------------  ------------  ----------  -----------  ----------  ------------  ------------
William W.R. Elder       0        $    0          521,446     214,554  $    300,000  $    81,222
Thomas E. Seidel .       0        $    0          331,018     113,055  $    144,351  $    61,389
Shum Mukherjee . .       0        $    0           57,389     150,611  $      3,222  $    54,778
Werner Rust. . . .       0        $    0           33,834     100,166  $      1,889  $    32,111
Edward Lee . . . .       0        $    0           58,835     100,165  $      1,889  $    32,111

(1) Market value of underlying securities (based on the fair market value of the Company's common stock on the Nasdaq National Market) at the time of exercise, minus the exercise price.

(2) Market value of securities underlying in-the-money options at the end of fiscal year 2002 (based on $2.29 per share, the closing price of Company's common stock on the Nasdaq National Market on December 31, 2002), less the exercise price.

     The Company has not established any long-term incentive plans or defined benefit or actuarial plans covering any of the Named Executive Officers.

                          COMPENSATION COMMITTEE REPORT

EXECUTIVE  COMPENSATION

     The objectives of the overall executive compensation program are to attract, retain, motivate and reward Company executives while aligning their compensation with the achievements of key business objectives and maximization of shareholder value.

     The  Compensation  Committee  is  responsible  for:

     1. Determining the specific executive compensation methods to be used by the Company and the participants in each of those specific programs;

     2. Determining the evaluation criteria and timelines to be used in those programs;

     3. Determining the processes that will be followed in the ongoing administration of the programs; and

     4.   Determining  their  role  in  the  administration  of  the  programs.

     All of the actions take the form of recommendations to the full Board of Directors where final approval, rejection or redirection will occur. The
Compensation Committee is responsible for administering the compensation programs for all Company officers. The Compensation Committee has delegated the responsibility of administering the compensation programs for all other Company employees to the Company's officers.

     Currently,  the Company uses the following executive compensation vehicles:

     - Cash-based programs: Base salary, Annual Incentive Bonus Plan, Annual Profit Sharing Plan, and a Sales Incentive Commission Plan; and

     - Equity-based programs: 2000 Stock Plan and the 1989 Employee Stock Purchase Plan.

     These programs apply to the Chief Executive Officer and all executive level positions, except for the Sales Incentive Commission Plan, which only includes executives directly responsible for sales activities. Periodically, but at least once near the close of each fiscal year, the Compensation Committee reviews the existing plans and recommends those that should be used for the subsequent year.

     The criteria for determining the appropriate salary level, bonus and stock option grants for the Chief Executive Officer and each of the executive officers include (a) Company performance as a whole, (b) business unit performance (where appropriate) and (c) individual performance objectives. Company performance and business unit performance are measured against both strategic and financial goals. Examples of these goals are to obtain: operating profit, revenue growth, timely new product introduction, and shareholder value (usually measured by the Company stock price). Individual performance is measured to specific objectives relevant to the individual's position and a specific time frame.

     These criteria are usually related to a fiscal year time period, but may, in some cases, be measured over a shorter or longer time frame.

     The processes used by the Compensation Committee include the following steps:

     1. The Compensation Committee periodically receives information comparing the Company's pay levels to other companies in similar industries, other leading companies (regardless of industry) and competitors. Primarily national and regional compensation surveys are used.

     2. At or near the start of each evaluation cycle, the Compensation Committee meets with the Chief Executive Officer to review, revise as needed, and agree on the performance objectives set for the other executives reporting to the Chief Executive Officer. The Chief Executive Officer and Compensation Committee jointly set the Company objectives to be used. The business unit and individual objectives are formulated jointly by the Chief Executive Officer and the specific individual. The Compensation Committee also, with the Chief Executive Officer, jointly establishes and agrees on their respective performance objectives.

     3. Throughout the performance cycle review, feedback is provided by the Chief Executive Officer, the Compensation Committee and full Board, as appropriate.

     4. At the end of the performance cycle, the Chief Executive Officer evaluates each executive's relative success in meeting the performance goals. The Chief Executive Officer makes recommendations on salary, bonus and stock options, utilizing the comparative results as a factor. Also included in the decision criteria are subjective factors such as teamwork, leadership contributions and ongoing changes in the business climate. The Chief Executive Officer reviews the recommendations and obtains Compensation Committee approval. The Compensation Committee also determines the level of salary and bonus and the terms of stock option grants for the Chief Executive Officer.

     6. The final evaluations and compensation decisions are discussed with each executive by the Chief Executive Officer or Compensation Committee, as appropriate.

     William W.R. Elder has served as Chairman, President and Chief Executive Officer since April 1998. In determining Mr. Elder's base salary and long-term incentive compensation for 2002, the Compensation Committee considered both the Company's performance and Mr. Elder's individual performance by the same measures described above for determining executive compensation. No cash bonuses were paid to Mr. Elder in fiscal year 2002.

     The Compensation Committee feels that the compensation vehicles used by the Company, generally administered through the process as outlined above, provide a fair and balanced executive compensation program related to the proper business issues. In addition, it should be noted that compensation vehicles will be reviewed and, as appropriate, revised in order to retain and attract new executives in addition to rewarding performance on the job.


                                       Respectfully submitted by:

                                       Mario M. Rosati
                                       Todd S. Myhre
                                       George D. Wells

PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total shareholder return among the Company, the NASDAQ Stock Market-US Index, the H & Q Technology Index, and the RDG Technology Index for the period from December 31, 1997 (the last trading day before the beginning of the Company's 1998 Fiscal Year) through 2002 Fiscal Year End for the Company. The graph assumes that $100 was invested in the Company's common stock, in the NASDAQ Stock Market-US Index, the H&Q Technology Index, and the RDG Technology Index on December 31, 1997 and all dividends were reinvested. Historic stock price performance is not necessarily indicative of future stock price performance.


                                         Cumulative Total Return
                             ---------------------------------------------
                             12/97   12/98   12/99   12/00   12/01   12/02

GENUS, INC.                  100.00   30.84  134.58   47.67   72.67  68.49
NASDAQ STOCK MARKET (U.S.)   100.00  140.99  261.48  157.40  124.87  86.38
JP MORGAN H & Q TECHNOLOGY   100.00  155.54  347.38  224.57  155.23      *
RDG TECHNOLOGY COMPOSITE     100.00  176.28  348.72  215.64  157.63  93.01


* JP Morgan H&Q Technology Index terminated as of February 28, 2002; the Company has selected the RDG Technology Composite Index as an alternative reference to the JP Morgan H&Q Technology Index.


                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
            AMONG GENUS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
                      THE JP MORGAN H & Q TECHNOLOGY INDEX
                          AND THE RDG TECHNOLOGY INDEX

                                                                         Begin:     12/31/1997
                                                                    Period End:     12/31/2002
GENUS INC                                                                  End:     12/31/2002

                                 Beginning
           Transaction  Closing   No. Of    Dividend   Dividend    Shares    Ending  Cum. Tot.
  Date*    Type         Price**  Shares***  per Share    Paid    Reinvested  Shares   Return
---------  -----------  -------  ---------  ---------  --------  ----------  ------  ---------

31-Dec-97  Begin          3.344      29.91                                   29.907     100.00

31-Dec-98  Year End       1.031      29.91                                   29.907      30.84

31-Dec-99  Year End       4.500      29.91                                   29.907     134.58

31-Dec-00  Year End       1.594      29.91                                   29.907      47.67

31-Dec-01  Year End       2.430      29.91                                   29.907      72.67

31-Dec-02  End            2.290      29.91                                   29.907      68.49

*   Specified ending dates or ex-dividends dates.
**  All Closing Prices and Dividends are adjusted for stock splits and stock dividends.
***'Begin Shares' based on $100 investment.

JP Morgan indices ceased to exist in 2/2003 and therefore no data is required for 12/2002. However, we need to disclose the history.

     * $100 invested on 12/31/97 in stock or index including reinvestment of dividends. Fiscal year ending December 31.

                                  PROPOSAL TWO

                 AMENDMENT OF 1989 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     The 1989 Employee Stock Purchase Plan ("Purchase Plan") was adopted by the Board of Directors in March 1989 and approved by the shareholders in May 1990. On April 11, 2003, the Board of Directors amended the Purchase Plan, subject to shareholder approval, to increase the number of shares of common stock reserved for issuance thereunder by 300,000 shares, from 3,250,000 to 3,550,000 shares.

     The Board believes that increasing the number of shares available under the Purchase Plan will enable the Company to continue its policy of encouraging employee equity participation in the Company by enabling employees to purchase the Company's common stock at a discount from the market price through voluntary payroll deductions. The Board also believes the continued opportunity for employees equity participation will promote the attraction, retention and motivation of employees.

PURPOSE

     The purpose of the Purchase Plan is to provide employees of the Company (and any of its subsidiaries which are designated by the Board of Directors) who participate in the plan with an opportunity to purchase common stock of the Company through payroll deductions.

ADMINISTRATION

     The Purchase Plan may be administered by the Board of Directors or a committee appointed by the Board. All questions of interpretation or application of the plan are determined at the sole discretion of the Board of Directors or its committee. The Purchase Plan is currently being administered by the Board of Directors. Members of the Board of Directors who are eligible employees are permitted to participate in the Purchase Plan but may not vote on any matter affecting the administration of the plan or the grant of any option pursuant to the plan, or be a member of any committee appointed to administer the plan. No charges for administrative or other costs may be made against the payroll deductions of a participant in the plan. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Purchase Plan.

ELIGIBILITY

     Any person who is employed by the Company (or by any of its subsidiaries which are designated from time-to-time by the Board) for at least 20 hours per week and more than five months in a calendar year on the date his or her participation in the plan is effective is eligible to participate in the Purchase Plan. As of December 31, 2002 approximately 82 employees were eligible to participate in the Purchase Plan.

OFFERING  DATE

     The Purchase Plan is implemented by consecutive six-month offering periods and purchase periods. The offering and purchase periods generally commence on July 1 and January 1 of each year. The Board of Directors may change the duration of the offering periods without shareholder approval. In March 2001, the Board of Directors amended the Purchase Plan to shorten the offering period, as defined in the Purchase Plan, from twenty-four months to six months.

PURCHASE  PRICE

     The purchase price per share at which shares are sold under the Purchase Plan is the lower of 85% of fair market value of the common stock on the date of commencement of the six-month offering period or 85% of the fair market value of the common stock on the last day of the six-month purchase period. Eligible employees are automatically re-enrolled in the offering period with the lower of 85% of fair market value of the common stock on the date of commencement of such six-month offering period. The fair market value of the common stock on a given date shall be determined by the Board of Directors based upon the reported closing price in the NASDAQ National Market System on such date.

PAYMENT  OF  PURCHASE  PRICE;  PAYROLL  DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation. A participant may discontinue his or her participation in the plan or may decrease, but not increase, the rate of payroll deductions at any time during the offering period.

     All payroll deductions are credited to the participant's account under the plan and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

PURCHASE  OF  STOCK;  EXERCISE  OF  OPTION

     At the beginning of each offering period, by executing a subscription agreement to participate in the Purchase Plan, each employee is in effect granted an option to purchase shares of common stock. The maximum number of shares placed under option to a participant in an offering is determined by dividing the compensation which such participant has elected to have withheld during the offering period by 85% of the fair market value of the common stock at the beginning of the offering period or ending of a purchase period, whichever is lower.

WITHDRAWAL

     While each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the plan. Such withdrawal may be elected at any time prior to the end of the applicable six-month offering period. A participant's withdrawal from an offering does not have any effect upon such participant's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION  OF  EMPLOYMENT

     Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

CHANGES

     In the event of any change, such as stock splits or stock dividends, made in the capitalization of the Company that results in an increase or decrease in the number of shares of common stock outstanding without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the number of shares subject to purchase and in the purchase price per share, subject to any required action by the shareholders of the Company.

AMENDMENT  AND  TERMINATION  OF  THE  PLAN

     The Board of Directors may at any time amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without approval of the shareholders of the Company if such amendment would increase the number of shares reserved under the plan. The Purchase Plan will by its terms terminate in 2009.

TAX  INFORMATION

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

     The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

VOTE  REQUIRED

     The approval of the amendment to the Purchase Plan requires the affirmative vote of a majority of the Votes Cast.

RECOMMENDATION

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT  THE  SHAREHOLDERS VOTE FOR THE
APPROVAL  OF  THE  AMENDMENT  TO  THE  1989  EMPLOYEE  STOCK  PURCHASE  PLAN.

                                 PROPOSAL THREE

                  APPROVAL OF AMENDMENTS TO THE 2000 STOCK PLAN

BACKGROUND

     The Board adopted the 2000 Stock Plan (the "2000 Plan") in April 2000 and the Company's shareholders approved the 2000 Plan in May 2000.

     On April 11, 2003, the Board adopted, subject to shareholder approval, an amendment to the 2000 Plan to increase the aggregate number of shares reserved for issuance thereunder by 1,000,000, from 6,503,006 to 7,503,006. The Board believes that increasing the number of shares reserved for issuance under the 2000 Plan is necessary to permit the Company to remain competitive in the industry and to continue to attract and retain qualified employees by providing them with appropriate equity incentives.

DESCRIPTION  OF  THE  GENUS,  INC.  2000  STOCK  PLAN

     General. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees and consul-tants of the Company and its subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be either "incentive stock options" or nonstatutory stock options. Stock purchase rights may also be granted under the Plan.

     Administration. The Plan may generally be administered by the Board or a Committee appointed by the Board (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the Plan.

     Eligibility. Nonstatutory stock options and stock purchase rights may be granted under the Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the exercise price and number of shares subject to each such grant.

     Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the Plan provides that no employee may be granted, in any fiscal year of the Company, options or stock purchase rights to purchase more than 750,000 shares of common stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options or stock purchase rights to purchase up to an additional 750,000 shares of common stock.

     Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following terms and conditions:

     (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of the common stock is generally determined with reference to the closing sale price for the common stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

     (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of common stock of the Company (with some restrictions), cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof.

     (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

     (d) Termination of Service. If an optionee's service relationship terminates for any reason (excluding death or disability), then the optionee generally may exercise the option within 30 days of such termination to the extent that the option is vested on the date of termination, (but in no event later than the expiration of the term of such option as set forth in the option agreement). If an optionee's service relationship terminates due to the optionee's disability, the optionee generally may exercise the option, to the extent the option was vested on the date of termination, within six months from the date of such termination. If an optionee's service relationship terminates due to the optionee's death, the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance generally may exercise the option, as to all of the shares subject to the option (including unvested shares), within six months from the date of such termination.

     (e) Nontransferability of Options. Unless otherwise determined by the Administrator, options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

     (f) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

     Stock Purchase Rights. In the case of stock purchase rights, unless the Administrator determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

     Adjustments upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassifi-cation or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Plan, and the exercise price of any such outstanding option or stock purchase right.

     In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its sole discretion, provide that each optionee shall have the right to exercise all or any part of the option or stock purchase right, including shares as to which the option or stock purchase right would not otherwise be exercisable.

     In connection with any merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, each outstanding option and stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options or rights or to substitute substantially equivalent options or rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise vested or exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option terminates upon expiration of such period.

     Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or stockholders may alter or impair any option previously granted under the Plan without the written consent of the optionee. Unless terminated earlier, the Plan shall terminate ten years from the date the Plan or any amendment to add shares to the Plan was last adopted by the Board.

FEDERAL  INCOME  TAX  CONSEQUENCES

     Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by
Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

     Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because the Company may repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when the Company's right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

     The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within 30 days of purchase), an election pursuant to
Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

VOTE  REQUIRED

     Affirmative votes constituting a majority of the Votes Cast will be required to increase the number of shares available for issuance under the 2000 Stock Plan by 1,000,000 shares.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2000 STOCK PLAN.

                                  PROPOSAL FOUR

                              AMENDMENT TO EACH OF
                      THE 1989 EMPLOYEE STOCK PURCHASE PLAN
                             AND THE 2000 STOCK PLAN

1989 EMPLOYEE STOCK PURCHASE PLAN

     On April 11, 2003, the Board of Directors amended the 1989 Employee Stock Purchase Plan (the "Purchase Plan"), subject to shareholder approval, to provide for an annual increase in the number of shares of Common Stock reserved thereunder by the least of (i) 300,000 shares or (ii) 1% of the outstanding shares of Common Stock of the Company on the last day of the immediately preceding fiscal year or (iii) an amount to be reasonably determined by the Board of Directors.

     Under accounting rules, the Company is subject to negative accounting treatment in the case of a shortfall of shares reserved for issuance under the Purchase Plan. If a shortfall occurs during a purchase period, the Company will be unable to seek shareholder approval for an increase without incurring significant compensation charges. To avoid such circumstances, the Board of Directors has approved an amendment to the Purchase Plan which would automatically increase the shares reserved for issuance under the Purchase Plan and proposes that it be approved by the shareholders at the Annual Meeting.

     In addition, the Board believes that an annual increase to the number of shares available under the Purchase Plan will enable the Company to continue its policy of encouraging employee equity participation in the Company by enabling employees to purchase the Company's common stock at a discount from the market price through voluntary payroll deductions. The Board also believes the continued opportunity for employees equity participation will promote the attraction, retention and motivation of employees.

2000 STOCK PLAN

     On April 11, 2003, the Board adopted, subject to shareholder approval, an amendment to the 2000 Plan to provide for an annual increase in the number of shares of Common Stock reserved thereunder by the least of (i) 1,000,000 shares or (ii) 4% of the outstanding shares of Common Stock of the Company on the last day of the immediately preceding fiscal year or (iii) an amount to be reasonably determined by the Board of Directors. The Board believes that increasing the number of shares reserved for issuance under the 2000 Plan is necessary to permit the Company to remain competitive in the industry and to continue to attract and retain qualified employees by providing them with appropriate equity incentives. The Board also believes the automatic annual increase will simplify the administration of the 2000 Plan, save costs, and ensure that there will be a sufficient reserve of shares to permit the grant of further options to existing and new employees and consultants of the Company. The Board intends that the additional shares to be reserved for issuance resulting from the annual increase as described in this proposal shall not be subject to future repricing.

VOTE  REQUIRED

     Affirmative votes constituting a majority of the Votes Cast will be required to amend the 1989 Employee Stock Purchase Plan and the 2000 Stock Plan as described in this proposal.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1989 EMPLOYEE STOCK PURCHASE PLAN AND THE 2000 STOCK PLAN.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2002 about our Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans, including the Genus, Inc. the 2000 Stock Plan and the 1989 Employee Stock Purchase Plan, each as amended.

                                                                                         NUMBER OF SECURITIES
                                                                                       REMAINING AVAILABLE FOR
                              NUMBER OF SECURITIES TO BE      WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER EQUITY
                                ISSUED UPON EXERCISE OF      EXERCISE PRICE OF            COMPENSATION PLANS
                                 OUTSTANDING OPTIONS,       OUTSTANDING OPTIONS,   (EXCLUDING SECURITIES REFLECTED
                                  WARRANTS AND RIGHTS       WARRANTS AND RIGHTS          IN THE FIRST COLUMN)
PLAN CATEGORY                           (#) (a)                   ($) (b)                      (#) (c)
----------------------------  ---------------------------  ----------------------  --------------------------------
Equity compensation plans
   approved by security
   holders (1) . . . . . . .                    4,142,254                   $3.05                           478,338

Equity compensation plans
   not approved by security
   holders . . . . . . . . .                        None                      N/A                               N/A

Total. . . . . . . . . . . .                    4,142,254                   $3.05                           478,338

(1) These plans consist of : (i) the 2000 Stock Plan and (ii) the 1989 Employee Stock Purchase Plan.

                                  PROPOSAL FIVE

                  APPROVAL OF AMENDMENT TO AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION

GENERAL

    The Board of Directors has determined that it is in the best interests of the Company and its shareholders to amend the Company's Articles of Incorporation and to increase the number of authorized shares of the Company's Common Stock from 50,000,000 to 100,000,000. Accordingly, the Board of Directors has unanimously approved the proposed Amended and Restated Articles of Incorporation, in substantially the form attached hereto as Appendix B (the "Articles"), and hereby solicits the approval by the Company's shareholders of the Articles.

    If the shareholders approve the Articles, the Board of Directors currently intends to file the Articles with the Secretary of State of the State of California as soon as practicable following such shareholder approval.

PURPOSE

     The objectives of the increase in the authorized number of shares of Common Stock from 50,000,000 to 100,000,000 shares are to ensure that there is a sufficient number of authorized shares available for future issuances relating to, but not limited to, financings, establishing strategic relationships with corporate partners, effecting stock splits or dividends, and/or for general corporate purposes. The additional shares of Common Stock authorized may also be used to acquire or invest in complementary businesses or products or to obtain the right to use complementary technologies. Although the Company has no present obligation to issue additional shares of Common Stock, the Board of Directors believes that the increase in the authorized number of shares of Common Stock are in the best interests of the Company and its shareholders.

     Genus' authorized common stock currently consists of 50,000,000 shares of common stock. As of December 31, 2002, Genus had issued 28,623,570 shares of common stock. Also as of December 31, 2002, Genus had 4,142,254 shares reserved for issuance under its 2000 stock plan and 1989 employee stock purchase plan (or 5,442,254 if proposal nos. 2 and 3 are approved). In addition, Genus has reserved for issuance 3,723,222 shares of common stock for issuance upon exercise of warrants issued to investors, 5,031,797 shares of common stock for issuance upon conversion of convertible notes issued to investors, and 2,000,000 shares of common stock reserved for issuance to holders of convertible promissory notes in lieu of cash payment for interest. As a consequence, Genus may issue only 6,479,157 additional shares of common stock (or 5,179,157 if proposal nos. 2 and 3 are approved).

     While Genus does not have any current intention to seek outside financing, it does believe that such financing may become necessary in the future. The semiconductor industry is experiencing its greatest downturn ever. This has resulted in reduced revenues, delays in receiving expected bookings and also delays in shipments. While Genus has received very positive feedback on its products, there is no assurance that Genus will generate sales sufficient to achieve and maintain positive cashflows from its operations.

     If Genus were required to raise additional capital to fund operations, it is likely that Genus would be required to issue equity securities or securities convertible into equity securities to investors. If the proposal to increase the authorized capital stock of the Company from 50,000,000 to 100,000,000 is not approved by Genus' shareholders, it may be difficult or impossible for Genus to raise necessary capital to continue its operations. Even if the proposal is passed, there can be no assurance that Genus would be able to raise any required capital on commercially reasonable terms or at all.

     The additional Common Stock would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed Articles would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding.

POSSIBLE EFFECTS OF AMENDMENT

    If the shareholders approve the proposed Articles, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the shareholders of the Company, except as provided under California corporate law or under the rules of any national securities exchange on which shares of Common Stock of the Company are then listed. Current holders of Common Stock have no preemptive or like rights, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their appropriate ownership thereof. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of the Company's current shareholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current shareholders.

    In addition, the Board of Directors could use authorized but unissued shares to create impediments to a takeover or a transfer of control of the Company. Accordingly, the increase in the number of authorized shares of Common Stock may deter a future takeover attempt that holders of Common Stock may deem to be in their best interest or in which holders of Common Stock may be offered a premium for their shares over the market price. The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

VOTE REQUIRED

    Approval of the amendment to the Articles requires the affirmative vote of a majority of the outstanding shares.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.


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
                                   PROPOSAL SIX

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the year ending December 31, 2003, and recommends that the shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. PricewaterhouseCoopers LLP has audited the Company's financial statements since the year ended December 31, 1982. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                                         THE BOARD OF DIRECTORS
     Dated:  April 24, 2003

                                   APPENDIX A

                             Audit Committee Charter

                         CHARTER FOR THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                                   GENUS, INC.
                       (as amended and restated 02/07/03)

PURPOSE:

The purpose of the Audit Committee of the Board of Directors of Genus, Inc. (the "COMPANY") shall be to:

- Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

- Assist the Board in oversight and monitoring of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications, independence and performance, and (iv) the Company's internal accounting and financial controls;

- Prepare the report that the rules of the Securities and Exchange Commission (the "SEC") require be included in the Company's annual proxy statement;

- Provide the Company's Board with the results of its monitoring and recommendations derived therefrom; and

- Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee

must meet the following criteria (as well as any criteria required by the SEC):

     - Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC;

     - Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

     - At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

     - Reviewing on a continuing basis the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

     - Appointing, compensating, and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

     - Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve (i) the hiring and firing of the independent auditors; (ii) all audit engagement fees and terms; and (iii) all non-audit engagements, as may be permissible, with the independent auditors;

     - Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by (i) reviewing the independent auditors' proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors' peer review conducted every three years; (iv) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

     - Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

     - Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

     - Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

     - Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

     - Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities;

     - Reviewing, approving and monitoring the Company's code of ethics for its senior financial officers;

     - Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

     - Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

     - Providing oversight and review at least annually of the Company's risk management policies, including its investment policies;

     -    Reviewing the Company's compliance with employee benefit plans;

     - Overseeing and reviewing the Company's policies regarding information technology and management information systems;

     - If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

     - As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors; in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of outside advisors, including counsel, to assist the audit committee members in carrying out the duties of the Audit Committee;

     - Reviewing and approving in advance any proposed related party transactions;

     - Reviewing its own charter, structure, processes and membership requirements;

     - Providing a report in the Company's proxy statement in accordance with the rules and regulations of the SEC; and

     - Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

MEETINGS:

The Audit Committee will meet at least five times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.
REPORTS:

In addition to preparing the report in the Company's proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee's charter.

COMPENSATION:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members, as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

FUNDING:

The Company shall provide the Audit Committee the appropriate funding, as reasonably determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payments of compensation to any independent auditors of the Company and any advisors engaged by the Audit Committee.

DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

                                   APPENDIX B
                     Amendment to Articles of Incorporation

     The first paragraph to Article III of the Company's Amended and Restated Articles of Incorporation shall be deleted in its entirety and replaced with the following:

"This Corporation is authorized to issue two classes of shares, designated "Common Stock" and "Preferred Stock." The total number of shares which this corporation is authorized to issue is 102,000,000. The number of shares of Preferred Stock which this corporation is authorized to issue is 2,000,000. The number of shares of Common Stock which this corporation is authorized to issue is 100,000,000."

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                   GENUS, INC.

                       2003 ANNUAL MEETING OF SHAREHOLDERS


     The undersigned shareholder of GENUS, INC., a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 24, 2003, and hereby appoints William W.R. Elder and Shum Mukherjee proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Shareholders of Genus, Inc. to be held on Thursday, June 12, 2003 at 10:00 a.m., local time, at the Company's principal executive offices at 1139 Karlstad Drive in Sunnyvale, California 94089, and any continuation(s) or adjournment(s) thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

                           -  FOLD AND DETACH HERE  -


                                                                Please mark your
                                                           choice like this  [X]


                                                         -----------------------
                                                                          COMMON

                    FOR all nominees listed       WITHHOLD authority to vote
                    below (except as indicated)   for all nominees listed below.

1.   Election of directors:      [ ]                          [ ]

     IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

     William W.R. Elder, Todd S. Myhre, G. Frederick Forsyth, Mario M. Rosati, and Robert J. Richardson

2.   Proposal  to  approve  an  amendment  to  the  1989 Employee Stock Purchase
     Plan.

            FOR               AGAINST               ABSTAIN

            [ ]                 [ ]                   [ ]

3.   Proposal  to  approve  an  amendment  to  the  2000  Stock  Plan.

            FOR               AGAINST               ABSTAIN

            [ ]                 [ ]                   [ ]

4. Proposal to approve an amendment to each of the 1989 Employee Stock Purchase Plan and the 2000 Stock Plan to provide for an annual increase in the number of shares of Common Stock reserved thereunder.

            FOR               AGAINST               ABSTAIN

            [ ]                 [ ]                   [ ]

5. Proposal to approve the amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of Company Common Stock from 50,000,000 to 100,000,000.

            FOR               AGAINST               ABSTAIN

            [ ]                 [ ]                   [ ]

6. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent public accountants of the Company's financial statements for the fiscal year ending December 31, 2003.

            FOR               AGAINST               ABSTAIN

            [ ]                 [ ]                   [ ]

7. In the discretion of the proxy holders, upon such other matter or matters which may properly come before the meeting and any continuation(s) or adjournment(s) thereof.

            FOR               AGAINST               ABSTAIN

            [ ]                 [ ]                   [ ]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT OF THE 2000 STOCK PLAN, FOR THE AMENDMENT OF THE 1989 EMPLOYEE STOCK PURCHASE PLAN, FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND IN THE DISCRETION OF THE PROXY HOLDERS, UPON SUCH OTHER MATTER OR MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY CONTINUATION(S) OR ADJOURNMENT(S) THEREOF.

Signature(s)                                             Date           , 2003
            ---------------------------------                 ----------

(This Proxy should be dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


                            - FOLD AND DETACH HERE -